UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Parkway North Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2022, the Compensation and Management Development Committee (the “Committee”) of the board of directors (the “Board”) of CF Industries Holdings, Inc. (the “Company”) amended and restated the CF Industries Holdings, Inc. Annual Incentive Plan (the “AIP”), effective for periods on and after January 1, 2023. Under the AIP, the Committee will be responsible for administering the annual cash incentive program for executive officers of the Company, including establishing the formula and performance targets upon which annual incentives bonuses for a performance year will be based, setting the executive officers’ target awards, and determining the level of satisfaction of the performance targets and the actual amount of the bonuses that will be paid to executive officers based upon the performance. Payment under the AIP is made in cash no later than two and one-half months after the end of the performance year. To receive a payment, a participant generally must be employed on the last day of the performance year (subject to payment based on an employee’s base earnings during the year in the event of death, disability or retirement, or unless otherwise provided in a separate agreement conferring rights on a participant or otherwise determined by the Committee). Additionally, in the event of a “change in control” (as defined in the AIP), (i) for employees whose employment terminates during such year for the reasons described above and (ii) for employees who remain employed, the performance goals applicable to the AIP bonus payment will be determined based on the greater of actual and target level performance, as determined by the Committee, as constituted immediately prior to the change in control and in each case, the performance period will be deemed to end on the date of the change in control and AIP bonuses will be deemed vested and earned.

The foregoing summary is qualified in its entirety by reference to the full text of the AIP, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

The form of Performance Restricted Stock Unit Award Agreement, approved by the Committee on December 13, 2022, for awards of performance restricted stock units under the CF Industries Holdings, Inc. 2022 Equity and Incentive Plan is attached as Exhibit 10.2 to this report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, effective on such date, the Board adopted amendments to the Company’s bylaws, in the form of the Company’s Fifth Amended and Restated Bylaws (the “Bylaws”). The bylaw changes effected by the amendments include, among others:

●	adjustments to reflect that meetings of stockholders may be held virtually (solely by means of remote communication) in the manner authorized by the General Corporation Law of the State of Delaware (the “DGCL”);

●	clarification that the Board may postpone, reschedule or cancel any annual meeting of stockholders; may postpone or reschedule any special meeting of stockholders; may cancel any stockholder meeting called by the Secretary pursuant to a Special Meeting Request, as defined in Section 3 of Article II of the Bylaws, as provided in the eighth paragraph of such Section 3; and may cancel any other special meeting of stockholders;

●	changing from ten days to five business days after the applicable reference date, in connection with any Special Meeting Request, the time within which evidence of the requisite beneficial ownership and an update of each requesting stockholder’s notice must be delivered to the Company;

●	changes to reflect the universal proxy rules promulgated by the U.S. Securities and Exchange Commission, including the addition of provisions

○	requiring that any Special Meeting Request relating to director nominations include the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be accompanied by a written consent of each proposed nominee to being named as a nominee in any proxy statement relating to the special meeting of stockholders and that, in connection with such a Special Meeting Request, the requesting stockholders provide reasonable evidence to the Company, not later than five business days prior to the date of the applicable special meeting of stockholders, that the solicitation requirement of Rule 14a-19(a)(3) under the Exchange Act has been satisfied;

○	establishing a stockholder’s compliance with Rule 14a-19 under the Exchange Act as a prerequisite for such stockholder to nominate a person for election as a director at a meeting of stockholders under the advance notice procedures in the Bylaws, requiring that such stockholder’s notice to the Company of any such nomination include the information required by Rule 14a-19 and be accompanied by the nominee’s consent to being named in any proxy statement relating to the applicable meeting of stockholders and requiring that such stockholder provide reasonable evidence, not later than five business days after such stockholder files a definitive proxy statement in connection with such meeting, of such stockholder’s having satisfied the solicitation requirement of Rule 14a-19(a)(3) under the Exchange Act; and

○	providing for a stockholder’s nomination of a candidate for election as a director pursuant to a Special Meeting Request or under the advance notice provisions of the Bylaws to be disregarded in any case in which the solicitation in support of the nominee was not conducted in compliance with Rule 14a-19 under the Exchange Act;

●	other updates to the advance notice bylaw provisions, including

○	in the provisions to the effect that a stockholder’s notice of a nomination or other business to be brought before an annual meeting of stockholders, to be timely, must, if such annual meeting is called for a date outside a specified period before or after the anniversary date of the immediately preceding annual meeting of stockholders, be received by the Secretary not later than the close of business on the 10th day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, changing the specified period from 30 days before or after the anniversary of the immediately preceding annual meeting of stockholders to 25 days before or after the anniversary of the immediately preceding annual meeting of stockholders;

○	clarification that adjournment or postponement, or public announcement of adjournment or postponement, of a meeting of stockholders does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice;

○	adding a requirement that a stockholder’s notice of business include the proposed text of any proposal;

○	enhancing the disclosure requirements applicable to stockholder notices with respect to shares held in street name, ownership of derivatives and hedging transactions; adding a requirement for disclosure of material relationships between a stockholder giving notice of a nomination and specified associated persons, on the one hand, and the nominee and its affiliates and associates, on the other hand; extending the requirements for disclosure of specified information regarding stockholder nominees to cover such nominees’ affiliates and associates; and adding to the definition of Stockholder Associated Person (i) associates of specified persons included in such definition and (ii) beneficial owners on whose behalf a stockholder providing notice is acting with respect to a proposal of business or nomination; and

○	changing from ten days to five business days after the applicable stockholder meeting record date the time by which a stockholder providing notice of a nomination or other business must provide required information updated as of such record date;

●	addition of provisions specifying a process by which a stockholder submitting notice of a director nomination would obtain a form of questionnaire and form of nominee’s representation and agreement that must be delivered to the Company and requiring that such items, completed by the nominee, be delivered to the Company with such a notice;

●	addition of requirements that a nominee for election as director represent and agree that he or she intends, if elected, to serve for the term for which he or she is elected and that he or she would comply with the Company’s guidelines and policies applicable to directors;

●	updating the provisions governing notice of stockholder meetings, proxies, the requirement to make a list of stockholders available in connection with a stockholder meeting, record dates for stockholder meetings and the circumstances under which, and manner in which, notice of an adjourned stockholder meeting must be given, in each case to align with the corresponding provisions of the DGCL;

●	changing from three years to one year the maximum period for which a proxy may be voted or acted upon, unless such proxy provides for a longer period;

●	addition of a provision that any stockholder soliciting proxies from other stockholders may use any proxy card color other than white, which shall be reserved for exclusive use by the Board;

●	authorizing the Board or the chair of the applicable stockholder meeting to adjourn any meeting of stockholders without the need for approval of such adjournment by stockholders, whether or not a quorum is present;

●	updating the provision governing conduct of stockholder meetings to provide that meetings of the stockholders shall be presided over by the Chair of the Board of Directors (the “Board Chair”), if there be one, or, if there is no Board Chair or in his or her absence, either by the President or, in his or her absence, by a designee of the Board; that the chair of any meeting of stockholders shall have the right and authority (except to the extent inconsistent with any rules and regulations adopted by the Board) to convene the meeting and to determine all matters relating to the conduct of the meeting, including restrictions on the use of mobile phones, audio or video recording devices and similar devices at the meeting;

●	modification of the provision governing the vote required for action (other than the election of directors) by stockholders at a meeting to reflect circumstances in which the relevant requirement is provided by applicable rules and regulations of any securities exchange on which securities of the Company are listed;

●	clarifying that any director elected to fill a vacancy shall hold office for a term expiring at the next annual meeting of stockholders and shall hold office until his or her successor shall be elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office;

●	updating the provisions governing director resignations and director actions by written consent to align with the corresponding provisions of the DGCL;

●	changes to the provisions specifying the powers and responsibilities of the Board Chair consistent with the Board’s ability to determine from time to time that the Board Chair have a non-executive role;

●	eliminating provisions requiring that a vice president perform the duties of the President in specified circumstances in which the President is unable, or refuses, to act;

●	updating the requirement for signatures on stock certificates to provide, consistent with the applicable DGCL provision, that stock certificates may be signed by any two authorized officers;

●	updating the provision governing notices to align with the DGCL provision governing notices to stockholders;

●	changes to implement gender-neutral terminology, including replacement of references to “chairman” with references to “chair”;

●	addition of a new Article XI incorporating provisions that would be operative only during any emergency resulting from an attack on the United States or on a locality in which the Company conducts its business or customarily holds meetings of the Board or the stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, including, but not limited to, an epidemic or pandemic, and a declaration of a national emergency by the United States government, or other similar emergency condition, and any other event or condition that constitutes an emergency under the DGCL, irrespective of whether a quorum of the Board or a standing committee thereof can readily be convened for action, which provisions would, among other things, allow any officer or director to call a Board or committee meeting by giving notice, at such time in advance of the meeting as circumstances permit, only to such of the directors as it may be reasonably practicable to reach at the time and by such means of communication as may be reasonable available at the time; reduce the quorum requirement to any three directors for a meeting of the Board and any single director for a committee meeting; and, if a quorum cannot otherwise be obtained for a Board or committee meeting, permitting officers or other persons designated on a list approved by the Board prior to the emergency (or, if there is no such approved list, officers by order of rank and seniority) to be deemed directors for purposes of that meeting, to the extent necessary to provide a quorum; and

●	various other administrative, technical, stylistic, modernizing, clarifying and conforming changes.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference, and to the copy of the Bylaws, filed as Exhibit 3.2 to this report and incorporated herein by reference, marked to show the changes compared to the Company’s Fourth Amended and Restated Bylaws, as amended April 20, 2018, May 4, 2021 and April 13, 2022.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit

3.1	Fifth Amended and Restated Bylaws of CF Industries Holdings, Inc., effective December 13, 2022

3.2	Fifth Amended and Restated Bylaws of CF Industries Holdings, Inc., effective December 13, 2022, marked to show changes compared to CF Industries Holdings, Inc.’s Fourth Amended and Restated Bylaws, as amended April 20, 2018, May 4, 2021 and April 13, 2022

10.1	CF Industries Holdings, Inc. Annual Incentive Plan, as amended and restated effective as of January 2, 2023

10.2	Form of Performance Restricted Stock Unit Award Agreement

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2022	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas S. Barnard
	Name:	Douglas S. Barnard
	Title:	Senior Vice President, General Counsel, and Secretary